Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT
Dated as of December 9, 2022
among
ARHAUS, INC.,
as the Borrower,
THE GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as the Administrative Agent, the L/C Issuer, and the Swingline Lender,
and
THE LENDERS (INCLUDING THE INCREASING LENDER) PARTY HERETO
BOFA SECURITIES, INC.,
as Sole Lead Arranger and Sole Bookrunner

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FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE AGREEMENT (this “Agreement”), dated as of December 9, 2022 (the “First Amendment Effective Date”), is entered into among ARHAUS, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders (including the Increasing Lender (as defined below)) party hereto, and BANK OF AMERICA, N.A. (“Bank of America”), in its capacity as the Administrative Agent, the L/C Issuer and the Swingline Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent, the L/C Issuer and the Swingline Lender, entered into that certain Credit Agreement, dated as of November 8, 2021 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.02(h) of the Credit Agreement, the Borrower has requested an increase in the Revolving Facility in the amount of $25,000,000 (the “Increase”);
WHEREAS, Bank of America, in its capacity as a Lender (in such capacity, the “Increasing Lender”), is willing to increase its Commitment on the First Amendment Effective Date in connection with the Increase by an amount equal to $25,000,000 (the “Increase Amount”), subject to the terms and conditions set forth below; and
WHEREAS, in connection with the Increase, the Credit Agreement shall be amended as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement.
(a)    The last sentence of the definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
The aggregate amount of all of the Commitments of all of the Lenders on the First Amendment Effective Date is $75,000,000.
(b)    The reference to “the Fee Letter” in the definition of “Loan Document” in Section 1.01 of the Credit Agreement is hereby amended to read “the Fee Letter, the First Amendment Fee Letter,”.
(c)    The following definitions are hereby added in Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“First Amendment Effective Date” means December 9, 2022.
“First Amendment Fee Letter” means the fee letter agreement, dated the First Amendment Effective Date, between the Borrower and Bank of America.
(d)    Section 2.02(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(h)    [Reserved].
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(e)    The following new sentences are hereby added at the end of Section 2.09(b)(i) to read as follows:
The Borrower shall pay fees in the amounts and at the times specified in the First Amendment Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(f)    Clause (iv) in the final proviso to Section 11.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iv)(A) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, and (B) the First Amendment Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto;
(g)    Clause (viii) in the final proviso to Section 11.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(viii) [reserved];
(h)    The phrase “or any Eligible Assignee invited to be a Lender pursuant to Section 2.02(h)” is hereby deleted from Section 11.07 of the Credit Agreement.
(i)    Schedule 1.01(b) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 1.01(b) attached hereto.
2.Increase. In connection with the Increase, the Increasing Lender hereby agrees to increase its Commitment on the First Amendment Effective Date by the Increase Amount. The effective date for the Increase is the First Amendment Effective Date. After giving effect to the Increase, the Increasing Lender agrees its Commitment shall be in the amount set forth on Schedule 1.01(b) attached hereto.
3.Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of counterparts of (i) this Agreement duly executed by a Responsible Officer of each Loan Party, the Required Lenders, the Increasing Lender, the Administrative Agent, the L/C Issuer, and the Swingline Lender, and (ii) a fee letter agreement duly executed by a Responsible Officer of the Borrower and Bank of America (the “First Amendment Fee Letter”);
(b)    no Default exists and is continuing at the time of the Increase or would exist immediately after giving effect thereto;
(c)    before and after giving effect to the Increase, the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement (as amended by this Agreement) or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(c), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement (as amended by this Agreement) shall be deemed to refer to the most recent

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statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively (it being understood and agreed that the references to Arhaus LLC set forth in Sections 5.05(a) and (b) of the Credit Agreement (as amended by this Agreement) shall be deemed to be references to the Borrower for such purpose);
(d)    upon giving Pro Forma Effect to the Increase (and assuming for the purposes of such calculation that the Increase is fully drawn), the Loan Parties are in compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the most recently ended Fiscal Quarter for which the Borrower was required to deliver financial statements pursuant to Section 6.01(a) or Section 6.01(b) of the Credit Agreement;
(e)    receipt by the Administrative Agent of a certificate from a Responsible Officer of the Borrower certifying that (i) the conditions set forth in Sections 3(b) and (c) have been satisfied, and (ii) the condition set forth in Section 3(d) has been satisfied (which certification shall include reasonably detailed calculations to demonstrate the satisfaction of such condition);
(f)    receipt by the Administrative Agent of a certificate from a Responsible Officer of each Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Increase;
(g)    receipt by the Administrative Agent of an opinion or opinions of counsel for the Loan Parties, dated as of the First Amendment Effective Date and addressed to the Administrative Agent, the L/C Issuer and the Lenders (including the Increasing Lender), in form and substance acceptable to the Administrative Agent;
(h)    receipt by the Administrative Agent of projections through the Fiscal Year ending December 31, 2026, in form and substance satisfactory to the Administrative Agent; and
(i)    receipt by the Administrative Agent of all fees owing and required to be paid on the First Amendment Effective Date to the Increasing Lender pursuant to the First Amendment Fee Letter.
4.Payment of Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable and documented fees, charges and disbursements of Moore & Van Allen PLLC.
5.Miscellaneous.
(a)    The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement is a Loan Document.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents. Each Loan Party (A) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (B) reaffirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations, and (C) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Secured Obligations.
(c)    Each Loan Party represents and warrants that: (i) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement; (ii) the execution, delivery and performance by such Loan Party of this Agreement have been duly

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authorized by all necessary corporate or other organizational action; (iii) the execution, delivery and performance by such Loan Party of this Agreement do not and will not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Permitted Liens), or require any payment to be made under (1) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (C) violate any Law; except in each case referred to in clause (B) or clause (C) above, to the extent that failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iv) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement, other than (A) authorizations, approvals, actions, notices and filings which have been duly obtained, and (B) authorizations, approvals, actions, notices and filings the failure of which to obtain could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (v) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity; and (vi) the Persons signing this Agreement as Guarantors include all of the Subsidiaries existing as of the First Amendment Effective Date that are required to become Guarantors pursuant to the Credit Agreement on or prior to the First Amendment Effective Date.
(d)    This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.
(e)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)    The terms of Sections 11.14 and 11.15 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
BORROWER:    ARHAUS, INC.,
a Delaware corporation
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
GUARANTORS:    FS ARHAUS HOLDING, INC.,
a Delaware corporation
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
HOMEWORKS HOLDINGS, INC.,
an Ohio corporation
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
ARHAUS, LLC,
a Delaware limited liability company
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
HINES HILL AVIATION, LLC,
an Ohio limited liability company
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
HOMEWORKS LOGISTICS, LLC,
an Ohio limited liability company
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer

    ARHAUS, INC.
FIRST AMENDMENT CREDIT AGREEMENT AND INCREASE AGREEMENT

ARHAUS GIFT CARDS, LLC,
an Ohio limited liability company
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
TB ARHAUS, LLC,
a Delaware limited liability company
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
NORTHERN WOODS, LLC,
an Ohio limited liability company
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer
ARHAUS MANAGEMENT, INC.,
an Ohio corporation
By: /s/ Dawn Phillipson
Name:    Dawn Phillipson
Title:    Chief Financial Officer

ARHAUS, INC.
FIRST AMENDMENT CREDIT AGREEMENT AND INCREASE AGREEMENT

ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as the Administrative Agent
By: /s/    Philip P. Whewell
Name:    Philip P. Whewell
Title:    Senior Vice President

ARHAUS, INC.
FIRST AMENDMENT CREDIT AGREEMENT AND INCREASE AGREEMENT

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, the Increasing Lender, the L/C Issuer and the Swingline Lender
By: /s/    Philip P. Whewell
Name:    Philip P. Whewell
Title:    Senior Vice President

ARHAUS, INC.
FIRST AMENDMENT CREDIT AGREEMENT AND INCREASE AGREEMENT

SCHEDULE 1.01(b)
Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage of Revolving Facility
Bank of America, N.A.	$75,000,000.00	100.000000000%
TOTAL:	$75,000,000.00	100.000000000%